                                                                    EXHIBIT 99.8

        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                            OF DOBSON COMMUNICATIONS

     The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2003 and the Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2003 and the year ended December 31, 2002 have been prepared to give effect to the out-of-court Restructuring. Dobson Communications believes the pro forma impact on continuing operations of an in-court Restructuring will be substantially the same. The out-of-court Restructuring includes:

     - the New Senior Note Offering;

     - the Exchanges;

     - the Merger;

     - the Repayment; and

     - the funding of the Cash Consideration.

     The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2003 was prepared as if the out-of-court Restructuring had been consummated as of March 31, 2003. The Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2003 and the year ended December 31, 2002 were prepared as if the out-of-court Restructuring had been consummated on January 1, 2002.

     The pro forma adjustments are based on available information and upon certain assumptions Dobson Communications believes are reasonable under the circumstances. The pro forma adjustments giving effect to the out-of-court Restructuring assume 100% of the existing notes are exchanged. The unaudited pro forma consolidated condensed financial statements are based upon and should be read in conjunction with "Selected Consolidated Financial and Other Data of Dobson Communications," "Management's Discussion and Analysis of Financial Condition and Results of Operations of Dobson Communications" and Dobson Communications' consolidated financial statements and related notes thereto contained in elsewhere in this Offering Memorandum and Disclosure Statement.

     The pro forma adjustments relate solely to the contemplated transactions. During 2002, American Cellular recognized an impairment of goodwill of approximately $800.9 million. Such cost is not directly associated with the transactions contemplated by the Restructuring. Had the contemplated Restructuring occurred as of January 1, 2002, such goodwill impairment amount may have been different. In addition, the pro forma adjustments do not give effect to the completion on June 17, 2003 of the exchange by Dobson Communications of its two remaining wireless properties in California for two AT&T Wireless properties in Alaska and does not give effect to the transfer by AT&T Wireless to Dobson Communications of all of Dobson Communications' Series AA preferred stock that it formerly held and the cancellation of such shares, including the related dividends.

THESE UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF DOBSON COMMUNICATIONS HAD THE OUT-OF-COURT RESTRUCTURING DESCRIBED HEREIN BEEN CONSUMMATED ON THE RESPECTIVE DATES INDICATED AND ARE NOT INTENDED TO BE PREDICTIVE OF THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF DOBSON COMMUNICATIONS AT ANY FUTURE DATE OR FOR ANY FUTURE PERIOD.

               DOBSON COMMUNICATIONS CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 2003

                                              DOBSON         PRO FORMA        PRO FORMA
                                          COMMUNICATIONS      AMERICAN           FOR
                                           CORPORATION      CELLULAR(1)     RESTRUCTURING      TOTALS
                                          --------------   --------------   -------------    ----------
                                                                ($ IN THOUSANDS)
                 ASSETS
Current Assets, net of restricted
  investments...........................    $  329,139       $   42,947       $ (50,000)(2)  $  322,086
Restricted investments..................        10,825            4,138              --          14,963
Property, plant and equipment...........       270,820          184,771              --         455,591
Goodwill................................            --          660,810              --         660,810
Cellular license acquisition cost.......     1,035,536          569,169              --       1,604,705
Deferred financing costs................        47,649           15,300              --          62,949
Other intangibles.......................        15,504           18,129              --          33,633
Other assets............................       202,263            1,438              --         203,701
                                            ----------       ----------       ---------      ----------
  Total Assets..........................    $1,911,736       $1,496,702       $ (50,000)     $3,358,438
                                            ==========       ==========       =========      ==========


 LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities.....................    $  190,624       $   34,794       $      --      $  225,418
Long-term debt, net of current
  portion...............................     1,199,117          900,000              --       2,099,117
Deferred credits........................        56,721          161,908              --         218,629
Minority interests......................         7,769               --              --           7,769
Other non-current liabilities...........        64,644               --              --          64,644
Preferred stock.........................       718,664               --         125,000(3)      843,664
Stockholders' deficit...................      (325,803)         400,000        (175,000)(4)    (100,803)
                                            ----------       ----------       ---------      ----------
  Total liabilities and stockholders'
     deficit............................    $1,911,736       $1,496,702       $ (50,000)     $3,358,438
                                            ==========       ==========       =========      ==========

 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial
                                   Statements

               DOBSON COMMUNICATIONS CORPORATION AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2003

                                         DOBSON          PRO FORMA
                                     COMMUNICATIONS      AMERICAN        PRO FORMA
                                      CORPORATION       CELLULAR(1)     ADJUSTMENTS        TOTALS
                                     --------------     -----------     -----------     ------------
                                            ($ IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
OPERATING REVENUE:
  Service revenue..................   $    87,305        $ 75,176       $        --     $    162,481
  Roaming revenue..................        45,400          27,680                --           73,080
  Equipment sales and other........         5,388           3,634                --            9,022
                                      -----------        --------       -----------     ------------
     Total operating revenue.......       138,093         106,490                --          244,583
                                      -----------        --------       -----------     ------------
OPERATING EXPENSES:
  Cost of service (exclusive of
     items shown separately
     below)........................        32,775          23,569                --           56,344
  Cost of equipment................         9,032           8,909                --           17,941
  Marketing and selling............        14,458          12,391                --           26,849
  General and administrative.......        17,921          17,694                --           35,615
  Depreciation and amortization....        21,114          17,004                --           38,118
                                      -----------        --------       -----------     ------------
     Total operating expenses......        95,300          79,567                --          174,867
                                      -----------        --------       -----------     ------------
OPERATING INCOME...................        42,793          26,923                --           69,716
                                      -----------        --------       -----------     ------------
  Interest expense.................       (24,659)        (19,603)               --          (44,262)
  Other income.....................         1,959             321                --            2,280
                                      -----------        --------       -----------     ------------
INCOME BEFORE MINORITY INTERESTS
  AND INCOME TAXES.................        20,093           7,641                --           27,734
MINORITY INTERESTS IN INCOME OF
  SUBSIDIARIES.....................        (1,619)             --                --           (1,619)
                                      -----------        --------       -----------     ------------
INCOME BEFORE INCOME TAXES.........        18,474           7,641                --           26,115
INCOME TAX PROVISION...............        (7,020)         (3,056)               --          (10,076)
                                      -----------        --------       -----------     ------------
INCOME FROM CONTINUING
  OPERATIONS.......................        11,454           4,585                --           16,039
                                      -----------        --------       -----------     ------------
DIVIDENDS ON PREFERRED STOCK.......       (20,530)             --            (2,188)(2)      (22,718)
PREMIUM ON REDEMPTION OF PREFERRED
  STOCK............................        23,615              --                             23,615
                                      -----------        --------       -----------     ------------
INCOME FROM CONTINUING OPERATIONS
  APPLICABLE TO COMMON
  STOCKHOLDERS.....................   $    14,539        $  4,585       $    (2,188)    $     16,936
                                      ===========        ========       ===========     ============
WEIGHTED AVERAGE SHARES
  OUTSTANDING......................    90,111,815                        45,054,800(3)   135,166,615
                                      ===========                       ===========     ============
INCOME FROM CONTINUING OPERATIONS
  APPLICABLE TO COMMON STOCKHOLDERS
  PER SHARE........................   $      0.16                                       $       0.12
                                      ===========                                       ============

 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial
                                   Statements

               DOBSON COMMUNICATIONS CORPORATION AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                             DOBSON        PRO FORMA
                                         COMMUNICATIONS     AMERICAN      PRO FORMA
                                          CORPORATION     CELLULAR(1)    ADJUSTMENTS       TOTALS
                                         --------------   ------------   -----------    ------------
                                              ($ IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
OPERATING REVENUE:
  Service revenue......................   $   342,499      $ 302,144     $        --    $    644,643
  Roaming revenue......................       201,211        135,148              --         336,359
  Equipment sales and other............        18,195         15,538              --          33,733
                                          -----------      ---------     -----------    ------------
     Total operating revenue...........       561,905        452,830              --       1,014,735
                                          -----------      ---------     -----------    ------------
OPERATING EXPENSES:
  Cost of service (exclusive of items
     shown separately below)...........       149,069        110,412              --         259,481
  Cost of equipment....................        42,143         34,206              --          76,349
  Marketing and selling................        67,561         57,623              --         125,184
  General and administrative...........        72,413         70,291              --         142,704
  Depreciation and amortization........        80,050         66,746              --         146,796
                                          -----------      ---------     -----------    ------------
     Total operating expenses..........       411,236        339,278              --         750,514
                                          -----------      ---------     -----------    ------------
OPERATING INCOME.......................       150,669        113,552              --         264,221
                                          -----------      ---------     -----------    ------------
  Interest expense.....................      (112,648)       (78,413)             --        (191,061)
  Impairment of goodwill...............            --       (800,894)             --        (800,894)
  Other (expense) income...............        (1,684)         1,388              --            (296)
  Gain from extinguishment of debt.....         2,202             --              --           2,202
                                          -----------      ---------     -----------    ------------
INCOME (LOSS) BEFORE MINORITY INTERESTS
  AND INCOME TAXES.....................        38,539       (764,367)             --        (725,828)
MINORITY INTERESTS IN INCOME OF
  SUBSIDIARIES.........................        (6,521)            --              --          (6,521)
LOSS FROM INVESTMENT IN JOINT
  VENTURE..............................      (184,381)            --         184,381(2)           --
                                          -----------      ---------     -----------    ------------
LOSS BEFORE INCOME TAXES...............      (152,363)      (764,367)        184,381        (732,349)
INCOME TAX BENEFIT (PROVISION).........        47,868        (11,053)        (70,065)(3)      (33,250)
                                          -----------      ---------     -----------    ------------
LOSS FROM CONTINUING OPERATIONS........      (104,495)      (775,420)        114,316        (765,599)
                                          -----------      ---------     -----------    ------------
DIVIDENDS ON PREFERRED STOCK...........       (94,451)            --          (8,750)(4)     (103,201)
EXCESS OF CARRYING VALUE OVER
  REPURCHASE PRICE OF PREFERRED
  STOCKHOLDERS.........................        70,324             --              --          70,324
                                          -----------      ---------     -----------    ------------
LOSS FROM CONTINUING OPERATIONS
  APPLICABLE TO COMMON STOCKHOLDERS....   $  (128,622)     $(775,420)    $   105,566    $   (798,476)
                                          ===========      =========     ===========    ============
WEIGHTED AVERAGE SHARES OUTSTANDING....    90,671,688                     45,054,800(5)  135,726,488
                                          ===========                    ===========    ============
LOSS FROM CONTINUING OPERATIONS
  APPLICABLE TO COMMON STOCKHOLDERS PER
  SHARE................................   $     (1.42)                                  $      (5.88)
                                          ===========                                   ============

 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial
                                   Statements
                                        4